EXHIBIT 32.2

                        SECTION 1350 CERTIFICATION OF THE
                             CHIEF FINANCIAL OFFICER

I, Brendan J. McGill, Senior Vice President and Chief Financial Officer of Harleysville Savings Financial Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2004 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              By: /s/ Brendan J. McGill
                                                  ---------------------
                                                  Brendan J. McGill
                                                  Senior Vice President and
                                                  Chief Financial Officer

Date: August 12, 2004

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Harleysville Savings Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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